UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2005

THE GILLETTE COMPANY

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-922	04-1366970

(Commission File Number)	(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA	02199

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 421-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

     On March 22, 2005, The Procter & Gamble Company (“P&G”) and The Gillette Company (“Gillette”) issued a joint press release announcing the receipt of a request from the Federal Trade Commission for additional information in connection with its review of the proposed acquisition of Gillette by P&G. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued jointly by The Procter & Gamble Company and The Gillette Company, dated March 22, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GILLETTE COMPANY

Date:	March 22, 2005	By:	/s/ Carol S. Fischman

			Name:	Carol S. Fischman
			Title:	Deputy General Counsel